Marketable Securities - Schedule of Fair Value and Amortized Cost of Company's Available-for-Sale Securities by Contractual Maturity (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Investments Debt And Equity Securities [Abstract]
Due in one year or less, Fair Value	$ 57,699	$ 100,986
Total, Fair Value	57,699	100,986
Due in one year or less, Amortized Cost	57,650	101,027
Amortized Cost	$ 57,650	$ 101,027